Exhibit 5.1

SIDLEY AUSTIN LLP 555 CALIFORNIA STREET SAN FRANCISCO, CA 94104 (415) 772 1200 (415) 772 7400 FAX	BEIJING BOSTON BRUSSELS CHICAGO DALLAS GENEVA	HONG KONG HOUSTON LONDON LOS ANGELES NEW YORK PALO ALTO	SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.
FOUNDED 1866

July 18, 2014

eBay Inc.

2065 Hamilton Avenue

San Jose, California 95125

Re:	eBay Inc.

Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by eBay Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of:

(i) debt securities of the Company (the “Debt Securities”);

(ii) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

(iii) shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”);

(iv) depositary shares (“Depositary Shares”) representing fractional interests in shares of Preferred Stock;

(v) warrants (the “Warrants”) of the Company to purchase Debt Securities, Common Stock, Preferred Stock, Depositary Shares or Units (as defined below);

(vi) purchase contracts (the “Purchase Contracts”) entitling or obligating the holders thereof to purchase from or sell to the Company, and the Company to sell to or purchase from the holders thereof, Debt Securities, Common Stock, Preferred Stock, Depositary Shares, Warrants or Units; and

(vii) units (the “Units”) consisting of two or more of the types of securities referred to above.

The Debt Securities, Common Stock, Preferred Stock, Depositary Shares, Warrants, Purchase Contracts and Units are hereinafter sometimes called, collectively, the “Securities”.

Sidley Austin (CA) LLP is a Delaware limited liability partnership doing business as Sidley Austin LLP and practicing in affiliation with other Sidley Austin partnerships.

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The Debt Securities will be issued under an Indenture, dated as of October 28, 2010 (the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of October 28, 2010 (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture, is hereinafter called the “Indenture”), each between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

Unless otherwise specified in the applicable prospectus supplement:

(i) the Preferred Stock will be issued in one or more series and the number of shares and the designation, powers, preferences and rights of the shares of each such series of Preferred Stock, and any qualifications, limitations or restrictions thereon, will be set forth in a certificate of designation (each, a “Certificate of Designation”);

(ii) the Depositary Shares representing fractional interests in the shares of Preferred Stock of any series will be evidenced by depositary receipts (the “Depositary Receipts”) issued pursuant to a deposit agreement (each, a “Deposit Agreement”) to be entered into by the Company and a depositary (each, a “Depositary”);

(iii) the Warrants will be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”), each to be entered into by the Company and a warrant agent (each, a “Warrant Agent”);

(iv) the Purchase Contracts will be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”), each to be entered into by the Company and a purchase contract agent (each, a “Purchase Contract Agent”); and

(v) the Units will be issued pursuant to one or more unit agreements (each, a “Unit Agreement”), each to be entered into by the Company and a unit agent (each, a “Unit Agent”);

each of the foregoing to be substantially in the form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or a document incorporated or deemed to be incorporated by reference in the Registration Statement. The Indenture and all Certificates of Designation, Depositary Receipts, Deposit Agreements, Warrant Agreements, Purchase Contract Agreements, Unit Agreements, supplemental indentures and officers’ certificates establishing the form or terms of the Debt Securities of any series and certificates evidencing any of the Securities are hereinafter called, collectively, the “Transaction Documents.”

This letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

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In rendering the opinions set forth in this letter, we have examined and relied upon copies of the Registration Statement, copies, certified by an officer of the Company, of the Company’s amended and restated certificate of incorporation (the “Charter”), amended and restated by-laws (the “By-Laws”) and certain resolutions (the “Resolutions”) adopted by the Company’s Board of Directors (the “Board”) on June 22, 2011, July 27, 2011 and June 18, 2014 and by the Audit Committee of the Board on January 21, 2014, certificates of certain other officers of the Company, and copies of the Base Indenture and Supplemental Indenture. The Charter, the By-Laws, the Resolutions and any additional resolutions that may be adopted by the Board or any duly authorized committee thereof in connection with the offering, issuance or sale of any Securities or any of the Transaction Documents or transactions related thereto are hereinafter called, collectively, the “Governing Documents.” We have also examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and other documents as we have deemed necessary or appropriate for the purpose of rendering the opinions set forth in this letter. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Company.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. With respect to an offering of Debt Securities of any series covered by the Registration Statement, the Debt Securities of such series will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary corporate action shall have been taken by the Company to authorize and approve the form, terms, execution, delivery and performance of (A) such series of Debt Securities, (B) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities pursuant to the Indenture and (C) the form of certificate evidencing the Debt Securities of such series, and to authorize and approve the issuance, sale, delivery and purchase price of the Debt Securities of such series, in each case as contemplated by the Registration Statement, the prospectus supplement referred to in clause (ii) of this paragraph and the Indenture, all in accordance with and pursuant to the Governing Documents and the Delaware General Corporation Law (the “DGCL”); (iv) a supplemental indenture or officers’

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certificate establishing the form and terms of such series of Debt Securities and an order directing the Trustee to authenticate the certificates evidencing the Debt Securities of such series shall have been duly executed and delivered by duly authorized officers of the Company and any such supplemental indenture shall have been duly authorized, executed and delivered by the Trustee, in each case in accordance with the Indenture; and (v) certificates representing the Debt Securities of such series shall have been duly executed and delivered by duly authorized officers of the Company, authenticated by the Trustee and issued, all in accordance with the Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Debt Securities of such series, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents and the DGCL.

2. With respect to an offering of shares of Common Stock covered by the Registration Statement, such shares of Common Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such shares of Common Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the issuance, sale and delivery of such shares of Common Stock at a purchase price (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value thereof, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; and (iv) certificates representing such shares of Common Stock (in the form heretofore approved by the Board or a duly authorized committee thereof in accordance with the certificate of incorporation and by-laws and the DGCL as in effect at the time of such approval) shall have been duly executed by the manual or facsimile signature of duly authorized officers of the Company under its corporate seal or a facsimile thereof (all in accordance with the Company’s certificate of incorporation and by-laws, all applicable resolutions of the Board and any duly authorized committees thereof and the DGCL as in effect at the applicable time), countersigned by the registrar and transfer agent for the Common Stock, registered in the Company’s books and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof (in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value thereof, all in accordance with the Governing Documents, the resolutions contemplated by clause (iii) and this clause (iv) of this paragraph and the DGCL.

3. With respect to an offering of shares of Preferred Stock of any series covered by the Registration Statement, such shares of Preferred Stock will be validly issued,

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fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such shares of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL (A) establishing the number of shares of such series and the designation, powers, preferences and rights of the shares of such series and any qualifications, limitations or restrictions thereon, (B) authorizing and approving the form, terms, execution, delivery and performance of a Certificate of Designation with respect to such series of Preferred Stock and the form of certificate evidencing the shares of such series of Preferred Stock, and (C) authorizing and approving the filing of such Certificate of Designation and the issuance, sale and delivery of such shares of Preferred Stock at a purchase price (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value thereof, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) such Certificate of Designation shall have been duly executed, acknowledged and delivered by duly authorized officers of the Company and filed with the Secretary of State of the State of Delaware, all in accordance with the Governing Documents, the resolutions contemplated by clause (iii) of this paragraph and the DGCL; and (v) certificates representing such shares of Preferred Stock shall have been duly executed and delivered by duly authorized officers of the Company under its corporate seal, countersigned by the registrar and transfer agent for such series of Preferred Stock, registered in the Company’s books and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value thereof, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii) and (iv) of this paragraph and the DGCL.

4. With respect to an offering of Depositary Shares covered by the Registration Statement, the Depositary Receipts evidencing such Depositary Shares will entitle the holders thereof to the rights specified in such Depositary Receipts and the related Deposit Agreement when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Depositary Shares and the requisite number of shares of the series of Preferred Stock underlying such Depositary Shares (the “Underlying Preferred Shares”) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the form, terms, execution, delivery and performance of such Deposit Agreement or such Depositary Receipts and the issuance, sale and delivery of such Depositary

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Shares and Depositary Receipts at a purchase price (payable in cash) in an amount not less than the aggregate par value of the Underlying Preferred Shares, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) the actions described in paragraph (3) above shall have been taken with respect to the Underlying Preferred Shares, the related Certificate of Designation and the certificates evidencing such Underlying Preferred Shares; (v) without limitation to clauses (iii) and (iv) of this paragraph, the Board or a duly authorized committee thereof shall have adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the issuance, sale and delivery of the Underlying Preferred Shares in accordance with the terms of such Deposit Agreement at a purchase price (payable in cash) in an amount not less than the aggregate par value thereof; (vi) such Deposit Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Depositary named therein; (vii) certificates representing the requisite number of duly authorized, validly issued, fully paid and nonassessable Underlying Preferred Shares shall have been delivered to and deposited with such Depositary in accordance with the terms of such Deposit Agreement against payment of the agreed consideration therefor (in cash) in an amount not less than the aggregate par value thereof, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii), (iv) and (v) of this paragraph and the DGCL; and (viii) the Depositary Receipts evidencing such Depositary Shares shall have been duly authorized, executed and delivered by such Depositary in accordance with such Deposit Agreement and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor (in cash) in an amount not less than the aggregate par value of the Underlying Preferred Shares, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii), (iv) and (v) of this paragraph and the DGCL.

5. With respect to an offering of Warrants covered by the Registration Statement, such Warrants will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Warrants and the Debt Securities, shares of Common Stock, shares of Preferred Stock, Depositary Shares or Units, as the case may be, issuable upon exercise of such Warrants (and, in the case of Depositary Shares, the Underlying Preferred Shares) (in any such case, the “Warrant Securities”) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the form, terms, execution, delivery and performance of the related Warrant Agreement and the form of certificate evidencing such Warrants, the issuance, sale, delivery and purchase price of such Warrants, the issuance, sale and delivery of the Warrant Securities upon exercise of such Warrants and the exercise price of such

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Warrants, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) the actions described in paragraph (1), (2), (3), (4) or (7) of this letter, as the case may be, shall have been taken with respect to the Warrant Securities and, if the Warrant Securities are Depositary Shares, the actions described in paragraph (3) above shall have been taken with respect to the Underlying Preferred Shares, the related Certificate of Designation and the certificates evidencing the Underlying Preferred Shares; (v) without limitation to the provisions of clauses (iii) and (iv) of this paragraph, if the Warrant Securities are shares of Common Stock, shares of Preferred Stock or Depositary Shares (or are Units that include shares of Common Stock, shares of Preferred Stock or Depositary Shares), the Board or a duly authorized committee thereof shall have adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing the issuance, sale and delivery of such shares or Depositary Shares, as the case may be, and, in the case of Depositary Shares, the Underlying Preferred Shares, in each case upon exercise of such Warrants and payment of an exercise price (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value of such shares or, in the case of Depositary Shares, the Underlying Preferred Shares; (vi) such Warrant Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Warrant Agent named therein; and (vii) certificates representing such Warrants shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Warrant Agent and issued, all in accordance with such Warrant Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii), (iv) and (v) of this paragraph and the DGCL.

6. With respect to an offering of Purchase Contracts covered by the Registration Statement, such Purchase Contracts will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Purchase Contracts and the Debt Securities, shares of Common Stock, shares of Preferred Stock, Depositary Shares, Warrants or Units, as the case may be, that may be purchased or sold pursuant to such Purchase Contracts (and, in the case of Depositary Shares, the Underlying Preferred Shares) (in any such case, the “Purchase Contract Securities”) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the form, terms, execution, delivery and performance of the related Purchase Contract Agreement and the certificates evidencing such Purchase Contracts, the issuance, sale, delivery and purchase price of such Purchase Contracts and the issuance, sale and delivery or the purchase of, as the case may be, and the purchase price of, such Purchase

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Contract Securities pursuant to the terms of such Purchase Contract Agreement and the Purchase Contracts, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) the actions described in paragraph (1), (2), (3), (4), (5) or (7) of this letter, as the case may be, shall have been taken with respect to the Purchase Contract Securities and, if the Purchase Contract Securities are Depositary Shares, the actions described in paragraph (3) shall have been taken with respect to the Underlying Preferred Shares, the related Certificate of Designation and the certificates evidencing the Underlying Preferred Shares; (v) without limitation to the provisions of clauses (iii) and (iv) of this paragraph, if the Purchase Contract Securities are shares of Common Stock, shares of Preferred Stock or Depositary Shares (or are Units that include shares of Common Stock, shares of Preferred Stock or Depositary Shares), the Board or a duly authorized committee thereof shall have adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing the issuance, sale and delivery of such shares or Depositary Shares, as the case may be, and, in the case of Depositary Shares, the Underlying Preferred Shares pursuant to the Purchase Contracts upon payment of a purchase price (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value of such shares or, in the case of Depositary Shares, the Underlying Preferred Shares; (vi) such Purchase Contract Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Purchase Contract Agent named therein; and (vii) certificates representing such Purchase Contracts shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Purchase Contract Agent and issued, all in accordance with such Purchase Contract Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii), (iv) and (v) of this paragraph and the DGCL.

7. With respect to an offering of Units covered by the Registration Statement, such Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Units and the Debt Securities, shares of Common Stock, shares of Preferred Stock, Depositary Shares, Warrants or Purchase Contracts, as the case may be, included in such Units (and, in the case of Depositary Shares, the Underlying Preferred Shares) (in any such case, the “Unit Securities”) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing and approving the form, terms, execution, delivery and performance of the related Unit Agreement and the certificates evidencing such Units and the issuance, sale, delivery and purchase price of such Units and the Unit Securities included in such Units, in each case as

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contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) the actions described in any two or more of paragraphs (1), (2), (3), (4), (5) and (6) above, as the case may be, shall have been taken with respect to the Unit Securities and, if the Unit Securities include Depositary Shares, Warrants or Purchase Contracts, the actions described in paragraph (3) above shall have been taken with respect to the Underlying Preferred Shares, the related Certificate of Designation and the certificates evidencing the Underlying Preferred Shares, the actions described in paragraph (5) shall have been taken with respect to the Warrant Securities, and the actions described in paragraph (6) above shall have been taken with respect to the Purchase Contract Securities, as the case may be; (v) without limitation to the provisions of clauses (iii) and (iv) of this paragraph, if the Unit Securities include shares of Common Stock, shares of Preferred Stock or Depositary Shares, the Board or a duly authorized committee thereof shall have adopted final resolutions in accordance with the Governing Documents and the DGCL authorizing the issuance, sale and delivery of such shares or Depositary Shares, as the case may be, and, in the case of Depositary Shares, the Underlying Preferred Shares upon payment of the purchase price (payable in cash or another form of legally permissible consideration) in an amount not less than the aggregate par value of such shares or, in the case of Depositary Shares, the Underlying Preferred Shares; (vi) such Unit Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Unit Agent named therein; and (vii) certificates representing such Units shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Unit Agent and issued, all in accordance with such Unit Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor and, if any shares of Common Stock, shares of Preferred Stock or Depositary Shares are included in such Units, a portion of such consideration (payable in cash or another form of legally permissible consideration) shall be allocated to such shares of Common Stock, shares of Preferred Stock or Underlying Preferred Shares, as the case may be, in an amount not less than the aggregate par value thereof, all in accordance with the Governing Documents, the resolutions contemplated by clauses (iii), (iv) and (v) of this paragraph and the DGCL.

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Securities that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in

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United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this letter, we have assumed that, at the time of the issuance, sale and delivery of the Securities: (i) the applicable Securities will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto; (ii) the execution, delivery and performance by the Company of the applicable Transaction Documents and the issuance, sale, exercise (if applicable) and delivery of the applicable Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract Securities or Unit Securities) will not (A) contravene or violate the Governing Documents, any other resolutions adopted by the Board or any duly authorized committee thereof, the DGCL or any other law, rule or regulation applicable to the Company, (B) result in a default under or breach of any agreement or instrument binding upon the Company or any order, judgment or decree of any court or governmental authority applicable to the Company, or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect); (iii) all of the actions taken by the Company as contemplated by paragraphs (1) through (7) above shall have been taken pursuant to and in accordance with the Governing Documents, any other applicable resolutions adopted by the Board of Directors or any duly authorized committee thereof, the DGCL and any other applicable laws, rules or regulations; (iv) the authorization by the Company of the transactions described above, the Transaction Documents and the other instruments, agreements and other documents entered into by the Company in connection with the transactions described above will not have been rescinded and there will not have occurred any change in law affecting the validity, binding character or enforceability of any such instruments, agreements and other documents; (v) the Indenture will not have been modified or amended (other than by a supplemental indenture or officers’ certificate establishing the form or terms of the Debt Securities of any series); (vi) the Charter, By-Laws and Resolutions, as currently in effect, will not have been modified or amended and will be in full force and effect; (vii) the form, terms, execution, delivery and performance of the Transaction Documents and the issuance, sale, exercise (if applicable), and delivery of the Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract Securities and Unit Securities and any issuance, sale or delivery upon exercise thereof of Warrants or Purchase Contracts) shall have been duly authorized and approved, by a duly authorized committee thereof or, to the extent permitted by the Governing Documents and the DGCL and authorized by resolutions duly adopted by the Board or any duly authorized committee thereof, by duly authorized officers of the Company acting pursuant to authority delegated to such officers by the Board or a duly authorized committee of the Board, all in

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accordance with, and within any parameters or limitations established by, the Governing Documents, any other applicable resolutions of the Board or any duly authorized committee thereof, the Transaction Documents, the DGCL and any other applicable laws, rules or regulations, such terms will be accurately reflected in the applicable Transaction Documents and any other instruments, agreements and certificates governing, evidencing or establishing the forms and terms of such Securities and the issuance, sale and delivery of the Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract Securities and Unit Securities and any issuance, sale or delivery thereof upon exercise of Warrants or Purchase Contracts) will not be subject to any preemptive or other similar rights; and (viii) the Company will be a corporation validly existing and in a good standing under the laws of the State of Delaware, will be in compliance with all applicable laws, rules and regulations relevant to the opinions expressed herein, and will have a number of authorized and unissued shares of Common Stock and Preferred Stock sufficient to provide for the issuance of all shares of Common Stock and Preferred Stock (including, without limitation, Underlying Preferred Shares) issued pursuant to the transactions contemplated above and issuable upon exercise of any Warrants or Purchase Contracts. We have further assumed that the Transaction Documents (other than any Certificate of Designation or certificate evidencing shares of Common Stock or Preferred Stock) will be governed by and construed in accordance with the laws of the State of New York.

With respect to each Transaction Document and other instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and at all relevant times was, is and will be validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and at all relevant times had, has and will have full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument at all relevant times was, is and will be a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto.

This opinion letter is limited to the DGCL and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in the each case as to any matters arising thereunder or relating thereto.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to all references to our firm included in or made a part of the Registration

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Statement. In giving such consent, we do not thereby admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP